Dryden Total Return Bond Fund, Inc.

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Supplement dated May 17, 2007

to the Prospectus dated March 1, 2007

The section of the Prospectus entitled “How to Buy, Sell and Exchange Shares of the Fund—How to Buy Shares—Reducing or Waiving Class A’s Initial Sales Charge” is hereby revised by deleting the table appearing in the subsection entitled “Increase the Amount of Your Investment” and substituting the following new table:

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Less than $50,000	4.50%	4.71%	4.00%
$50,000 to $99,999	4.00%	4.17%	3.50%
$100,000 to $249,999	3.50%	3.63%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1 million to $4,999,999	None*	None	1.00%**

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase, you will be subject to a 1% CDSC, although you will not be subject to an initial sales charge. The CDSC is waived for purchases by certain retirement or benefit plans.

** For investments of $5 million to $9,999,999, the dealer reallowance is .50%. For investments of $10 million and over, the dealer reallowance is .25%.

LR00163